                                                                    EXHIBIT 10.2

                       AMENDED AND RESTATED BORROWER NOTE

                                                      Springfield, Massachusetts
$30,000,000                                           August 10, 2004

         Enesco Group, Inc., an Illinois corporation (the "Borrower"), promises to pay to the order of Fleet National Bank, a national banking association (the "Lender") the sum of THIRTY MILLION DOLLARS ($30,000,000), or the then aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Second Amended and Restated Senior Revolving Credit Agreement among the Borrower, the Borrowing Subsidiaries from time to time party thereto, the Agent and the Lenders named therein, including the Lender, dated as of June 16, 2003, as amended by a First Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of March 5, 2004, and as further amended by a Second Amendment to Second Amended and Restated Senior Revolving Credit Agreement dated as of even date herewith (hereinafter referred to, as the same may be further amended, modified, supplemented and/or restated from time to time, as the "Agreement"), in U.S. Dollars in immediately available funds at the address of the Agent specified in the Agreement (or such other place as may be required under the Agreement), together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Agreement, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

         This Note shall be governed by the internal laws (and not the law of conflicts) of The Commonwealth of Massachusetts, United States of America.





              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         This Borrower Note is executed as an instrument under seal as of the date first above written.

                                        ENESCO GROUP, INC.



                                        By:         /s/ Thomas F. Bradley
                                            ------------------------------------
                                        Print Name: Thomas F. Bradley
                                                    ----------------------------
                                        Title: Interim CEO and Chief Financial
                                               Officer
                                               ---------------------------------


                                        By:         /s/ Charles E. Sanders
                                            ------------------------------------
                                        Print Name: Charles E. Sanders
                                                    ----------------------------
                                        Title:      Treasurer
                                               ---------------------------------